Filed Pursuant to 497(a)

File No. 333-227116

Rule 482ad

Saratoga Investment Corp. Announces Exercise and Closing of Underwriters’ Option to Purchase Additional 7.25% Notes Due 2025

NEW YORK, NY (July 6, 2020) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) today announced that, in connection with its previously disclosed registered public offering of $37.5 million in aggregate principal amount of 7.25% unsecured notes due 2025 (the “Existing Notes”), the underwriters exercised their option in full to purchase an additional $5.625 million in aggregate principal amount of its 7.25% unsecured notes due 2025 (the “Additional Notes” and together with the Existing Notes, the “Notes”).

The Existing Notes started trading on the New York Stock Exchange on June 30, 2020 under the trading symbol “SAK”, and the Additional Notes will trade with the Existing Notes under the same trading symbol.

The Notes will mature on June 30, 2025, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 24, 2022. The Notes will bear interest at a rate of 7.25% per year payable quarterly on February 28, May 31, August 31 and November 30 of each year, beginning August 31, 2020.

The Company received an investment grade private rating of “BBB” from Egan-Jones Ratings Company, an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Rating Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

Ladenburg Thalmann & Co. Inc., Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, B. Riley FBR, Inc. and Compass Point Research & Trading, LLC, are serving as joint book-running managers for the offering. Incapital LLC, National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (Nasdaq: NHLD) and Maxim Group LLC are serving as lead managers for the offering. As previously disclosed, the Company expects to use the net proceeds from the offering to make investments in middle-market companies in accordance with the Company’s investment objective and strategies and for general corporate purposes.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to the Notes was filed and has been declared effective by the Securities and Exchange Commission.

The offering was made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the Securities and Exchange Commission’s website at www.sec.gov or from of any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by e-mailing prospectus@ladenburg.com (telephone number 1-800-573-2541); Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, or by e-mailing prospectus@janney.com (or calling 215-665-4450); BB&T Capital Markets, a division of BB&T Securities, LLC, at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or by e-mailing prospectusrequests@bbandtcm.com; or B. Riley FBR, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfbr.com (or by calling (800) 846-5050). The prospectus supplement dated June 17, 2020, the pricing term sheet dated June 17, 2020 and the accompanying prospectus dated June 28, 2019, each of which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors.  Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments.  Saratoga Investment Corp. has elected to be regulated as a business development company under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies.  Saratoga Investment Corp. owns two SBIC-licensed subsidiaries and manages a $500 million collateralized loan obligation (“CLO”) fund.  It also owns 100% of the Class F-R-2, G-R-2 and subordinated notes of the CLO.  The Company’s diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to provide a broad range of financing solutions.

Forward Looking Statements

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including but not limited to the impact of the COVID-19 pandemic and the pandemic's impact on the U.S. and global economy, as well as those described from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. Saratoga Investment Corp. undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Contact: Henri Steenkamp
Saratoga Investment Corp.
212-906-7800